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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                         REGENERATION TECHNOLOGIES, INC.
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               (Exact name of issuer as specified in its charter)

           DELAWARE                       0-31271               59-3466543
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(State or other jurisdiction of         (Commission          (I.R.S. Employer
Incorporation or Organization)          File Number)        Identification No.)

                              11621 RESEARCH CIRCLE
                             ALACHUA, FLORIDA 32615
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (386) 418-8888

                                      None
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                (Former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibit 99.1 Regeneration Technologies, Inc. press release dated July 23, 2003.

ITEM 9. REGULATION FD DISCLOSURE

      On July 23, 2003, Regeneration Technologies, Inc. announced its financial results for the second quarter ended June 30, 2003. A copy of this press release is furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

      (All other items on this report are inapplicable.)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGENERATION TECHNOLOGIES, INC.

                                   By /s/ Thomas F. Rose
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                                      Thomas F. Rose
                                      Vice President and Chief Financial Officer

Dated: July 23, 2003
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                                  EXHIBIT INDEX

99.1     Regeneration Technologies, Inc. press release, dated July 23, 2003.